                                                                   EXHIBIT 10.11



Vendor No.                Department No.             Effective Date
           --------------               ------------                -----------


                             WAL-MART STORES, INC.

                                   STANDARDS
                                      FOR
                                VENDOR PARTNERS




Wal-Mart Stores, Inc. ("Wal-Mart") has enjoyed success by adhering to three basic principles since its founding in 1962. The FIRST PRINCIPLE is the concept of providing value and service to our customers by offering quality merchandise at low prices every day. Wal-Mart has built the relationship with its customers on this basis, and we believe it is a fundamental reason for the Company's rapid growth and success. The SECOND PRINCIPLE is corporate dedication to a partnership between the Company's associates (employees), ownership and management. This concept is extended to Wal-Mart's Vendor Partners who have increased their business as Wal-Mart has grown. The THIRD PRINCIPLE is a commitment by Wal-Mart to the United States and the communities in which stores and distribution centers are located.

Wal-Mart strives to conduct its business in a manner that reflects these three basic principles and the resultant fundamental values. Each of our Vendor Partners, including our Vendor Partners outside the United States, are expected to conform to those principles and values and to assure compliance in all contracting, subcontracting or other relationships.

Since Wal-Mart believes that the conduct of its Vendor Partners can be transferred to Wal-Mart and affect its reputation, Wal-Mart requires that its Vendor Partners conform to standards of business practices which are consistent with the three principles described above. More specifically, Wal-Mart requires conformity from its Vendor Partners with the following standards, and hereby reserves the right to make periodic, unannounced inspections of Vendor Partner's facilities to satisfy itself of Vendor Partner's compliance with these standards:

1.       COMPLIANCE WITH APPLICABLE LAWS

         All Vendor Partners shall comply with the legal requirements and standards of their industry under the national laws of the countries in which the Vendor Partners are doing business. Should the legal requirements and standards of the industry conflict, Vendor Partners must, at a minimum, be in compliance with the legal requirements of the country in which the products are manufactured. If, however, the industry standards exceed the country's legal requirements, Wal-Mart will favor Vendor Partners who meet such industry standards. Vendor Partners shall comply with all import requirements of the U.S. Customs Service and all U.S. Government agencies. Necessary invoices and required documentation must be provided in compliance with U.S. law. Vendor Partners shall warrant to Wal-Mart that no merchandise sold to Wal-Mart infringes the patents, trademarks or copyrights of others and shall provide to Wal-Mart all necessary licenses for selling merchandise sold to Wal-Mart which is under license from a third party to protect intellectual property rights in the United States or elsewhere. All merchandise shall be accurately marked or labeled with its country of origin in compliance with the laws of the United States and those of the country of manufacture. All shipments of merchandise will be accompanied by the requisite documentation issued by the proper governmental authorities, including but not limited to Form A's, import licenses, quota allocations and visas and shall comply with orderly marketing agreements, voluntary restraint agreements and other such agreements in accordance with U.S. law. The commercial invoice shall, in English, accurately describe all the merchandise contained in the shipment, identify the country of origin of each article contained in the shipment, and shall list all payments, whether direct or indirect, to be made for the merchandise, including, but not limited to any assists, selling commissions or royalty payments. Backup documentation, and any Wal-Mart required changes to any documentation, will be provided by Vendor Partners promptly.

2.       EMPLOYMENT

         Wal-Mart is a success because its associates are considered partners and a strong level of teamwork has developed within the Company. Wal-Mart expects the spirit of its commitment to be reflected by its Vendor Partners with respect to their employees. At a minimum, Wal-Mart expects its Vendor Partners to meet the following terms and conditions of employment:

                 COMPENSATION

                 Vendor Partners shall fairly compensate their employees by providing wages and benefits which are in compliance with the national laws of the countries in which the Vendor Partners are going business and which are consistent with the prevailing local standards in the countries in which the Vendor Partners are doing business, if the prevailing local standards are higher.

                 HOURS OF LABOR

                 Vendor Partners shall maintain reasonable employee work hours in compliance with local standards and applicable national laws of the countries in which the Vendor Partners are doing business. Employees shall not work more hours in one week than allowable under applicable law, and shall be compensated as appropriate for overtime work. We favor Vendor Partners who utilize less than sixty-hour work weeks, and we will not use suppliers who, on a regularly scheduled basis, require employees to work in excess of a sixty-hour week. Employees should be permitted reasonable days off (which we define as meaning at least one day off for every seven-day period--in other words, the employee would work six days and have at least one day off during a seven day period) and leave privileges.

                 FORCED LABOR/PRISON LABOR

                 Vendor Partners shall maintain employment on a voluntary basis. Forced or prison labor will not be tolerated by Wal-Mart. Wal-Mart will not accept products from Vendor Partners who utilize in any manner forced labor or prison labor in the manufacture or in their contracting, subcontracting or other relationships for the manufacture of their products.

                 CHILD LABOR

                 Wal-Mart will not tolerate the use of child labor in the manufacture of products it sells. We will not accept products from Vendor Partners that utilize in any manner child labor in their contracting, subcontracting or other relationships for the manufacture of their products. For a definition of "Child", we will look first to the national laws of the country in which the Vendor Partner is doing business. If, however, the laws of that country do not provide such a definition or if the definition includes individuals below the age of 15, Wal-Mart will define "Child", for purposes of determining use of illegal child labor, as any one who is:

                 a.       less than 15 years of age; or

                 b. younger than the compulsory age to be in school in the country in which the Vendor Partner is doing business, if that age is higher than 15.

                 Wal-Mart supports legitimate workplace apprenticeship education programs for younger persons.

                 DISCRIMINATION/HUMAN RIGHTS

                 Wal-Mart recognizes that cultural differences exist and different standards apply in various countries, however, we believe that all terms and conditions of employment should be based on an individual's ability to do the job, not on the basis of personal characteristics or beliefs. Wal-Mart favors Vendor Partners who have a social and political commitment to basic principles of human rights and who do not discriminate against their employees in hiring practices or any other term or condition of work, on the basis of race, color, national origin, gender, religion, disability, sexual orientation or political opinion.

3.       WORKPLACE ENVIRONMENT

         Wal-Mart maintains a safe, clean, healthy and productive environment for its associates and expects the same from its Vendor Partners. Vendor Partners shall furnish employees with safe and healthy working conditions. Factories working on Wal-Mart merchandise shall provide adequate medical facilities, fire exits and safety equipment, well lit and comfortable workstations, clean restrooms, and adequate living quarters where necessary. Wal-Mart will not do business with any Vendor Partner which provides an unhealthy or hazardous work environment or which utilizes mental or physical disciplinary practices.

4.       CONCERN FOR THE ENVIRONMENT

         We believe it is our role to be a leader in protecting our environment. We encourage our customers and associates to always Reduce, Reuse, and Recycle. We also encourage our Vendor Partners to reduce excess packaging and to use recycled and non-toxic materials whenever possible. We will favor Vendor Partners who share our commitment to the environment.

5.       BUY AMERICAN COMMITMENT

         Wal-Mart has a strong commitment to buy as much merchandise made in the United States as feasible. Vendor Partners are encouraged to buy as many materials and components from United States sources as possible and communicate this information to Wal-Mart. Further, Vendor Partners are encouraged to establish U.S. manufacturing operations.

6.       REGULAR INSPECTION AND CERTIFICATION BY VENDOR PARTNER

         Vendor Partner shall designate, on a copy of the Wal-Mart Vendor Partner Inspection and Certification Form, one or more of its officers to inspect each of its facilities which produces merchandise sold to Wal-Mart. Such inspections shall be done on at least a quarterly basis to insure compliance with the standards, terms and conditions set forth herein. The Vendor Partner Officer designated to perform such inspections shall certify to Wal-Mart following each inspection that he or she performed such inspection and that the results reflected on such compliance inspection form are true and correct.

7.       RIGHT OF INSPECTION

         To further assure proper implementation of and compliance with the standards set forth in this Memorandum of Understanding, Wal-Mart or a third party designated by Wal-Mart will undertake affirmative measures, such as on-site inspection of production facilities, to implement and monitor said standards. Any Vendor Partner which fails or refuses to comply with these standards is subject to immediate cancellation by Wal-Mart of all its outstanding orders with that Vendor partner as well as refusal by Wal-Mart to continue to do business in any manner with that Vendor Partner.

As an officer of __________________, a Vendor Partner of Wal-Mart, I have read the principles and terms described in this document and understand my company's business relationship with Wal-Mart is based upon said company being in full compliance with these principles and terms. I further understand that failure by a Vendor Partner to abide by any of the terms and conditions stated herein may result in the immediate cancellation by Wal-Mart of all outstanding orders with that Vendor Partner and refusal by Wal-Mart to continue to do business in any manner with said Vendor Partner. I am signing this statement, as a corporate representative of ______________________, to acknowledge, accept and agree to abide by the standards, terms and conditions set forth in this Memorandum of Understanding between my company and Wal-Mart. I hereby affirm that all actions, legal and corporate, to make this Agreement binding and enforceable against __________________ have been completed.

VENDOR PARTNER COMPANY NAME,
ADDRESS, TELEPHONE AND FAX NUMBER


---------------------------------    Representative Name:

                                     /s/ MIKE PASSMAN
---------------------------------    ---------------------------------

---------------------------------    Typed Name: Mike Passman
                                                 ---------------------
---------------------------------    Title  Vice President & Plant Manager
                                            ---------------------------------
---------------------------------    Date: 6-7-96
                                          ---------------------------------

                                  Attachment A
                                Warranty Policy
                         Brister's Thunder Karts, Inc.

Brister's Thunder Karts, Inc. (manufacturer) warrants its fun kart products on a limited warranty basis for a period of ninety (90) days against manufacturers defects only.

Any of the manufacturer's products must be sent to an authorized service center as designated by Brister's Thunder Karts, Inc. for evaluation and repair. If the kart is covered under warranty, the service center will repair and file a claim against the appropriate party. If it is determined that the manufacturer's product is defective, Sam's club can then file a 20% markdown allowance and sell the item. If it is determined by the service center that the product was abused and not defective, no credit will be allowed and no markdown allowance filed.

Examples of abuse or other types of returns for which credit will not be allowed are:

                 1.       Axles torn off
                 2.       No oil was put in crankcase
                 3.       Kart will not "go fast enough"
                 4.       Metal parts of the kart are bent
                 5.       Any other evidence of abuse of the kart

                                VENDOR AGREEMENT
                             WAL-MART STORES, INC.
                               Corporate Office
                             Bentonville, AR 72716
                                (501) 273-4000

THIS AGREEMENT IS A LEGALLY BINDING DOCUMENT AND THE PARTIES HERETO AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS HEREIN; HOWEVER, THIS VENDOR AGREEMENT AND OTHER TERMS, CONDITIONS AND STANDARDS INCORPORATED HEREIN DO NOT CREATE AN OBLIGATION FOR PURCHASER TO PURCHASE MERCHANDISE OR OTHER GOODS.

TO BE COMPLETED BY PURCHASER     Effective Date                            VENDOR NO                DEPT       SEQ
                                                ---------------------        211394                   6         0

[X] WAL-MART              [ ] EXISTING VENDOR     [X] PURCHASE/MDSE          CATEGORY
[ ] SAM'S CLUB            [X] NEW VENDOR          [ ] EXPENSE &                      ---------------------------------------------
[ ] SUPERCENTER           [ ] UPDATE                  Type                   DEPARTMENT   16
[ ] OTHER                 [X] NEW SEQ.                    ---------                    -------------------------------------------
         ----------                                                          BUYER  S. McCall                   EXT
                                                                                    ----------------------------   ---------------

================================================================================
GENERAL VENDOR INFORMATION

Company Classification: (Please disregard this section if you are not a minority owned business)

Minority Owned?         Woman-Owned?
               -------              -------
B   Black      P   Asian-Pacific American   I   Asian Indian   N   Eskimo
 ---            ---                          ---                ---
H   Hispanic   N   American Indian          N   Aleut        N   Native American
 ---            ---                          ---              ---
IF YOUR COMPANY FALLS WITHIN ANY OF THE ABOVE MINORITY CLASSES AND HAS BEEN CERTIFIED AS MINORITY OWNED BY A GOVERNMENT AGENCY OR PURCHASING COUNCIL, YOU ARE QUALIFIED FOR THE FIRST STEP IN THE WAL-MART MINORITY OWNED BUSINESS DEVELOPMENT PROGRAM. A COPY OF YOUR CERTIFICATION MUST BE ATTACHED TO QUALIFY.
--------------------------------------------------------------------------------
Enter the Federal Taxpayer Identification Number (TIN) of the Payee Named
Below. If a "TIN" has not been issued, enter the Employer's Social Security Number.

63-1059139                OR                       --          --
                                           -------    --------    --------

TYPE OF PAYEE (CHECK ONLY ONE):

        Individual/Sole Proprietorship      X  Corporation
    ---                                    ---
        Partnership                            Other
    ---                                    ---

PURCHASER RESERVES THE RIGHT TO REMIT TO THE PARTY TO WHOM THE PURCHASE ORDER IS ISSUED

ADDRESS TO MAIL PAYMENT:                                         ADDRESS TO SEND PURCHASE ORDERS:

Vendor Name       USA INDUSTRIES, INC.                           Vendor Name       USA INDUSTRIES, INC.
            --------------------------------------                          ----------------------------------------------
Address           P.O. Box 45547                                 Attention         MICHAEL ALLEN
       -------------------------------------------                        ------------------------------------------------
City    ATLANTA       State  GA    Zip  30320-0547               Address           202 CHALLENGE AVENUE
    -----------------      -------    ------------                      --------------------------------------------------
Factor Name                                                      City              PRATTVILLE   State  AL       Zip  36067
           ---------------------------------------                   --------------------------      --------     --------

Vendor Also Doing Business As (Attach a list to                  Street Address for use by delivery services other than
this Agreement if space below is insufficient)                   the U.S. Mail, if not already shown in the Purchase
                                                                 Order address above.

                        Vendor #                                                                            Room
-----------------------         -----------------                ------------------------------------------     --------

                                                                 Expedite Orders: Phone           --          --
                                                                                        ----------  ----------  --------

ADDRESS TO MAIL CLAIM DOCUMENTATION:                             ADDRESS TO SEND PRICING TICKETS:

Attention         Mr. MICHAEL ALLEN                              Vendor Name
         --------------------------------------                             ----------------------------------------------
Address           202 CHALLENGE AVENUE                           Attention
       ----------------------------------------                           ------------------------------------------------
City    PRATTVILLE     State  AL    Zip  36067                    Address
    -----------------      -------    ---------                          -------------------------------------------------
Accounting Phone Number   800-774-9393                           City                           State          Zip
                        -----------------------                      --------------------------      ---------    --------
Toll Free Number          800-774-9393
                -------------------------------
FAX Number                334-365-9345
          -------------------------------------

================================================================================
VENDOR FINANCIAL INFORMATION

Vendor shall furnish to Purchaser, when returning this completed agreement, a complete set of current financial statements. If such statements are not available, a Dun & Bradstreet financial report shall be provided by Vendor. Publicly-held companies shall provide to Purchaser the most recent Annual
Report to Shareholders and Management Proxy information. In the event that Purchaser's purchases from Vendor constitutes twenty percent (20%) or more of Vendor's gross annual sales, Vendor agrees to notify Purchaser of the fact in writing within thirty (30) days of said event.
================================================================================
NOTICE REGARDING ASSIGNMENT OF ACCOUNTS

         The Vendor shall provide Purchaser written notice of an assignment, factoring, or other transfer of its right to receive payments arising under this agreement 30 days prior to such assignment, factoring, or other transfer taking legal effect. Such written notice shall include the name and address of assignee/transferee, date assignment is to begin, and terms of the assignment, and shall be considered delivered upon receipt of such written notice by the Vendor Master Clerk. Vendor shall be allowed to have only one assignment, factoring or transfer legally effective at any one point in time. No multiple assignments, factorings or transfers by the Vendor shall be permitted.

         Purchaser shall have the right to take deduction or other set-offs against any payment assigned, transferred, or factored by the Vendor and Vendor shall indemnify Purchaser against and hold Purchaser harmless from any and all lawsuits, claims, actions, damages (including reasonable attorney fees, court costs, obligations, liabilities, or liens) arising or imposed in connection with the such deductions or set-offs or with the assignment or transfer of factoring of any account or right arising thereunder Vendor also releases and waives any right, claim or action against Purchaser for amounts due and owing under this Agreement where Vendor has not complied with the notice requirements of this provision. Such notice shall be mailed directly to:

                          INVOICE CONTROL DEPT.
                          ATTN: VENDOR MASTER CLERK
                          BENTONVILLE, AR 72716-8002
================================================================================
VENDOR ELECTRONIC DATA INTERCHANGE RESPONSIBILITIES

Vendor agrees to receive orders and send Wal-Mart invoices VIA EDI (electronic transmission) unless specifically waived by Purchaser.

1. Vendor will establish a user I.D. to identify its company. The presence of this user I.D. in the EDI interchange will be sufficient to verify the source of the data and the authenticity of the document.

2. Documents containing the user I.D. will constitute a signed writing and neither party shall contest the validity or enforceability of the document on this basis.

3. EDI documents or printout thereof shall constitute an original when maintained in the normal course of business. Vendor waiver is approved.

         EDI WAIVER REQUESTED

* Purchaser agrees to waive the EDI requirements of vendor. Purchase orders will
  be sent via overnight mail at vendors expense.    G.M.M. WAIVER
                                                                 -------------
================================================================================
SHIPPING TERMS

FREIGHT TERMS                                                  MINIMUM FOR PREPAID FREIGHT TERMS:
                                                                                             WHOLE
[X] COLLECT - FOB VENDOR                                       ___ POUNDS    ___ UNITS   ___ DOLLARS
[ ] PREPAID - FOB PURCHASER
[ ] PREPAID TO CONSOLIDATOR - FOB PURCHASER'S CONSOLIDATOR

================================================================================
SHIPPER LOAD AND COUNT RESPONSIBILITIES

The Vendor who is shipping collect to Wal-Mart/Sam's a full truckload, will be responsible for monitoring their shipping process including closing the trailer and securing it with a vendor provided seal. This seal number MUST be referenced and identified as the seal number on all copies of the Bill of Lading. If the Vendor fails to seal the trailer, the driver will seal the trailer on the Vendor's behalf. The driver will then document that seal number on the Bill of Lading before providing the Vendor with his/her copy. If the load is properly sealed and a shortage does occur, Vendor shall be liable for said shortage.
================================================================================
CONDITION OF SALE

Attach Details of Available Programs. Programs that are accepted will become an addendum to Agreement.

[X] Guaranteed Sales  [ ] Consignment       [ ] Preticketing   [ ] Prepricing
[ ] Stock Balancing   [ ] Shelf Labels
================================================================================
STANDARD PURCHASE ORDER ALLOWANCE

----------------------------------------------------------------------------------------------------------------------------------
                                         DISC                                    HOW PAID                  WHEN PAID
                                                 MEMO                  Each Inv.          Other
CODE ALLOWANCE                            %                               OI        CM      CK       EI     M     Q     S     A
----------------------------------------------------------------------------------------------------------------------------------
SA   Item Level New Store/Club Discount  10                               X                           X
     (% Applied to each line item for    ---                             ---        ---    ---       ---   ---   ---   ---   ---
      each new store)

OL   P.O. Level New Store/Club Discount
     (% Applied to total amount of       ---                             ---        ---    ---       ---   ---   ---   ---   ---
      each purchase order)

NW   New Distribution Center
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
WA   Warehouse Allowance
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
QD   Warehouse Distribution Allow
     (Order Type 33 Only)                ---                             ---        ---    ---       ---   ---   ---   ---   ---

DM   Defective/Returned Mdse. Allowance
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
SD   Soft Goods Defective Allow
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
PA   Promotional Allowance                       DEPT/SEQ   160
                                         ---     VENDOR #   211394       ---        ---    ---       ---   ---   ---   ---   ---
VD   Volume Discount                             CODE       1
                                         ---     KEY DATE   10-2-96      ---        ---    ---       ---   ---   ---   ---   ---
FA   Freight Allowance                           VM         CJM
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
AA   Advertising Allowance
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
TR   TV/Radio Media Allowance
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
DA   Display/Endcap Allowance
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
EB   Early Buy Allowance
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
HA   Handling Allowance
                                         ---                             ---        ---    ---       ---   ---   ---   ---   ---
----------------------------------------------------------------------------------------------------------------------------------

      OI-Off.Invoice     CM-Credit Memo    CK-Check      EI-Each Invoice
           M-Monthly     Q-Quarterly    S-Semi-Annually    A-Annually

CONDITION OF MERCHANDISE

         Vendor agrees to only ship goods which comply with the "Warranties and Guarantees" section of the "Purchase Order Terms and Conditions" which is attached hereto and incorporated herein.
================================================================================
PRICE GUARANTEE AND NOTICE OF PRICE INCREASES

Prices are guaranteed by Vendor against manufacturer's or Vendor's own price decline and against legitimate competition until date of shipment with Purchaser's owned inventories price protected by credit memo. In the event that prior to the final shipment under any order Vendor sells or offers to others goods substantially of the same kind as ordered at lower prices and or on terms more favorable to a third party than those stated on the purchase order, the prices and or terms shall be deemed automatically revised to equal the lowest prices and most favorable terms at which Vendor shall have sold or shall have offered such goods and payment shall be made accordingly. In the event
Purchaser shall become entitled to such lower prices, but shall have made payment at any prices in excess thereof, Vendor shall promptly refund the difference in price to Purchaser. In the event that a court or regulatory agency or body finds that the prices on an order are in excess of that allowed by any law or regulation of any governmental agency, the prices shall be automatically revised to equal a price which is not in violation of said law or regulations. If Purchaser shall have made payment before it is determined that there has been a violation, Vendor shall promptly refund an amount of money equal to the difference between the price paid for the goods and the price which is not in violation of said regulations. In the event of a prior increase, Vendor shall give Wal-Mart written notice of any such increase at least (60) days prior to the effective date of the increase.
================================================================================
DEBIT BALANCES

If Vendor has a Debit Balance with Purchaser, the amount owed Purchaser will be deducted from the next remittance or a check from Vendor to clear this amount will be paid within 30 days at the option of Purchaser. Purchaser reserves the right to charge the Vendor penalties and interest for any Debit Balances not paid within 30 days.
================================================================================
        **IMPORTANT NOTICE** ALL PAYMENTS OF MONIES MUST BE MAILED TO
                         THE ADDRESS INDICATED BELOW:

[ ] P.O. BOX 889, LOWELL, AR 72745
[ ] P.O. BOX 18045 B, ST. LOUIS, MO 63160
[ ] P.O. BOX 500646, ST. LOUIS, MO 63150-0646 (Allowance Checks)
[ ] P.O. BOX 60128, ST. LOUIS, MO 63160 (Special Divisions)
================================================================================
WARRANTY POLICY
--------------------------------------------------------------------------------
VENDOR MUST CHECK OPTIONS BELOW AND COMPLETE INFORMATION BEFORE AGREEMENT CAN
BE APPROVED
--------------------------------------------------------------------------------
Vendor will be charged current costs plus a 10% handling charge for all returned merchandise except where a Defective/Returned Merchandise Allowance is given by the vendor. Returned merchandise will be shipped with return freight charges billed back to the vendor. Returns are F.O.B. Purchaser.

[X]     VENDOR OPTION #1: VENDOR WANTS RETURNED MERCHANDISE SENT TO THEM:

        [X] Returned merchandise will be sent to the vendor direct from each store. Permanent return authorization #________________________, if required for shipment. If automatic return is not possible, an 800 number should be provided or the vendor must accept purchaser's collect calls to secure return authorization over the phone.

                Phone 800-774-9393           Contact Michael Allen
                      ---------------------          --------------------------

        [ ] Returned merchandise will be sent from store locations to the return center and sent to the vendor. Permanent return authorization #________________________, if required for shipment. The practice of requesting a separate return authorization number for each return claim (shipment) will be discontinued.

ADDRESS TO SHIP RETURNS TO:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMENTS:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ]     VENDOR OPTION #2: VENDOR DOES NOT WANT RETURNED MERCHANDISE SENT TO THEM

        [ ] Returned merchandise will be sent from store locations to the Return Center for disposal

        [ ] Return Center may dispose of returned merchandise through salvage outlets.

        [ ]     Return Center must destroy returned merchandise.

        [ ] Returned merchandise must be disposed of by the individual store.

COMMENTS:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


[ ]     VENDOR OPTION #3: DEFECTIVE/RETURNED MERCHANDISE ALLOWANCE

Vendor will allow the Defective/Returned Merchandise Allowance shown on the reverse side of this agreement. The percentage must be adequate to cover all defective/returned merchandise or additional claims will be filed by the Return Center at our fiscal year end.

        [ ] Return Center may dispose of returned merchandise through salvage outlets.

        [ ]     Return Center must destroy returned merchandise.

        [ ] Returned merchandise will be sent from store locations to the Return Center and sent to the vendor. If vendor requests the returned merchandise to be sent to them, they will be charged a 10% handling charge and the merchandise will be shipped with return freight charges billed back to the vendor.

ADDRESS TO SHIP RETURNS TO:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMENTS:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
PAYMENT TERMS

ALL DATING SHALL BEGIN AT THE DATE OF RECEIPT OF THE GOODS AT PURCHASER'S DOCK ON ALL E.O.M. (END OF MONTH) DATINGS, GOODS RECEIVED AFTER THE 24TH OF ANY MONTH SHALL BE PAYABLE AS IF RECEIVED IN THE FOLLOWING MONTH INVOICES SHOULD BE MAILED OR ELECTRONICALLY TRANSMITTED ON THE SAME GOODS ARE SHIPPED AND SHALL DATE FROM PURCHASER'S RECEIPT OF THE GOODS CASH DISCOUNT WILL BE CALCULATED ON THE GROSS AMOUNT OF VENDOR'S INVOICE.

                 1.       Cash Discount
--- --- ---
                          Cash Discount Days Available
--- --- ---

     3   0       2.       Net Payment Days Available (must be at least one
--- --- ---               day more than Cash Discount Days Available)

Yes     No  X    3.       E.O.M.
   ---     ---

NEW STORE/WHSE TERMS IF DIFFERENT THAN REGULAR TERMS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
INSURANCE REQUIREMENTS

A copy of your current Certificate of Insurance with the following requirements must be attached to this Vendor Agreement. Certificate Holder should read:

                 WAL-MART STORES, INC. ITS SUBSIDIARIES & ITS AFFILIATES 702 SW 8th Street
                 Bentonville, AR 72716-9078
                 Attn: Risk Management

1.       COMMERCIAL GENERAL LIABILITY Including Contractual.
         Products and Completed Operations with certificate holder named as Additional Insured as evidenced by attached endorsement. LIMITS:
         $2,000,000* Per Occurrence

2. WORKERS' COMPENSATION required provided vendor will be entering Wal-Mart premises:

                 Workers' Compensation             STATUTORY
                 EMPLOYERS' LIABILITY              $1,000,000
                 Waiver of Subrogation where permitted by law

3.       Notice of Cancellation must be for 30 days.

4. Your Vendor number needs to be stated on certificate of insurance. Vendor number for new vendors will be assigned upon receipt of vendor agreement.

5. Renewals of certificates of insurance must be submitted prior to expiration of insurance with vendor number stated.

6. Please direct any questions regarding your insurance to Risk Management at (501) 273-6516.

7. If certificate of insurance does not comply with requests, vendor agreement will be returned until compliances are met.

8.       CONTACT FOR PRODUCT LIABILITY CLAIMS:

         NAME:             USA INDUSTRIES, INC.
                  --------------------------------------------------------------
         ADDRESS:          202 CHALLENGE AVE.
                  --------------------------------------------------------------
         CITY:             PRATTVILLE              STATE  AL      ZIP   36067
                  --------------------------------      ---------    -----------
         ATTN:             MICHAEL ALLEN                    PHONE  800-774-9393
                  -----------------------------------------      ---------------
                                                            FAX    334-365-9345
                                                                 --------------
         INSURING COMPANY: PALOMAR INSURANCE CORPORATION
                           --------------------------------
         PHONE:            334-270-0105
               -----------------------------------------------------------------

*$5,000,000 if determined by Wal-Mart as a high risk vendor
================================================================================
COMPLIANCE WITH STANDARDS FOR VENDOR PARTNERS

Vendor agrees to comply with the obligations expressed in the "WAL-MART STANDARDS FOR VENDOR PARTNERS" which is incorporated herein as part of this Vendor Agreement. Wal-Mart reserves the right to cancel any outstanding order, refuse any shipments and otherwise cease to do business with Vendor in the event Vendor fails to comply with all terms of said Standards or if Wal-Mart has reason to believe Vendor has failed to comply with said Standards.
================================================================================
Vendor shall protect, defend, hold harmless and indemnify Purchaser from and against any and all claims, actions, liabilities, losses, costs and expenses, even if such claims are groundless, fraudulent or false, arising out of any actual or alleged infringement of any patent, trademark or copyright by any merchandise sold to the purchaser hereunder, or arising out of any actual or alleged death of or injury to any person, damage to any property, or any other damage or loss, by whomsoever suffered, resulting or claimed to result in whole or in part from any actual or alleged defect in such merchandise, whether latent or patent, including actual or alleged improper construction or design of said merchandise or the failure of said merchandise to comply with specifications or with any express or implied warranties of Vendor, or arising out of any actual or alleged violation by such merchandise, or its manufacturer, possession or use or sales, of any law, statute or ordinance of any governmental administrative order, rule or regulation arising out of Vendor's installation of merchandise covered by this agreement. The duties and obligations of Vendor created hereby shall not be affected or limited in any way by Purchaser's extension of express or implied warranties to its customers, except to the extent that any such warranties expressly extend beyond the scope of Vendor's warranties., express or implied, to Purchaser. It is further agreed that all duties and obligations of Vendor set forth in this paragraph shall extend in full force and effect to pallet at the direction of Vendor.
================================================================================
ALL PURCHASES MADE BY PURCHASER SHALL BE CONTROLLED BY THE PURCHASER'S PURCHASE ORDER "TERMS AND CONDITIONS", WHICH IS ATTACHED AS A PART OF THIS AGREEMENT AND INCLUDED WITH EACH MANUALLY TRANSMITTED ORDER. THIS AGREEMENT AND ALL DISPUTES ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF ARKANSAS. THE PARTIES AGREE THAT THE EXCLUSIVE
JURISDICTION OF ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY DISPUTE RELATING TO THE SERVICES OR GOODS PROVIDED HEREUNDER SHALL BE IN THE STATE AND FEDERAL COURTS OF THE COUNTIES OF BENTON OR WASHINGTON, STATE OF ARKANSAS. ANY LEGAL ACTION BROUGHT BY VENDOR AGAINST PURCHASER WITH RESPECT TO THIS AGREEMENT SHALL BE FILLED IN ONE OF THE ABOVE-REFERENCED JURISDICTIONS WITHIN TWO (2) YEARS AFTER THE CAUSE ACTION ARISES. THE PARTIES ACKNOWLEDGE
THAT THEY HAVE READ AND UNDERSTOOD THIS CLAUSE AND AGREE ______________________ LIMITATION OF DAMAGES. IN NO EVENT SHALL WAL-MART BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS OR BUSINESS, OR OTHER CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO,
DAMAGES ARISING OUT OF WAL-MART'S CANCELLATION OF ORDERS OR THE TERMINATION OF BUSINESS RELATIONS WITH VENDOR) EVEN IF WAL-MART HAS BEEN ADVISED BY VENDOR OF THE POSSIBILITY OF SUCH DAMAGES.

By the execution of this Vendor Merchandise Agreement. Vendor agrees to the representations stated above, and on the following page. Vendor further agrees that Purchaser may rely on these representations in placing any purchase orders pursuant to information contained in this Agreement. Any changes to this Agreement must be in writing and executed by both parties. Furthermore, in the event of a conflict of terms between the Vendor Agreement and a Purchase Order, the Vendor Agreement shall be the controlling document.

SELLER:

By: /s/ MICHAEL ALLEN                                            DATE  9/25/96
    ------------------------------------------------------------     -----------
    (Principal of the company)  (Signature needed on all copies)

Title: President
       -------------------------------------------------------------------------

PURCHASER:

By: /s/ SCOTT MCCALL                                              DATE  9/30/96
    ------------------------------------------------------------     -----------
    (Buyer)

By: /s/ SCOTT MCCALL                                              DATE  9/30/96
    ------------------------------------------------------------     -----------
    (Division Merchandise Manager)

Salesman:
         -----------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Phone Number:
             ----------------------
Sales Mgr. or V.P. Sales:
                         -------------------------------------------------------
Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Phone Number:
             ----------------------

Pres. Name:      MICHAEL ALLEN
                 ---------------------------------------------------------------
                 202 CHALLENGE AVE.
                 ---------------------------------------------------------------
                 PRATTVILLE AL 36067
                 ---------------------------------------------------------------

                                 ATTACHMENT A
                            WARRANTY/RETURN POLICY
                             USA INDUSTRIES, INC.

                               REVISED 10-01-96


USA Industries, Inc. (manufacturer) warrants its fun kart products on a limited warranty basis for a period of ninety (90) days against manufacturers defects only.

Any of the manufacturers products must be sent to an authorized service center as designated by USA Industries, Inc. for evaluation and repair. If the kart is covered under warranty, the service center will repair and file a claim against the appropriate party. If it is determined that the manufacturers product is defective, Wal-Mart can then file for a "Return Authorization Number" from the factory by calling 1-800-774-9393. If it is determined by the service center that the product was abused and not defective, no credit will be allowed and no return authorization will be given.

Examples of abuse or other types of returns for which credit will not be allowed are:

1.      Axles torn off

2.      No oil was put in the crank case

3.      Kart will not "go fast enough"

4.      Metal parts of the kart are bent

5.      Any other evidence of abuse of the kart

The warranty will be considered void if the repairs are not handled through an authorized service center.

I, Michael Allen, President of USA Industries, Inc. give permission to Charity, Assistant to Scott McCall, with Wal-Mart Corporation, the authorization to change the appropriate box on our vendors agreement to reflect the attached warranty/return policy revision of 10-01-96.


/s/ MICHAEL ALLEN
------------------------------------